Exhibit 99.1, Purchase Dates

	Q1, 2007	Q2, 2007	Q3, 2007	Q4, 2007	Q1, 2008	Q2, 2008	Q3, 2008	Q4, 2008
William Little	3-30-07	6-22-07	9-24-07	12-26-07	3-27-08	6-27-08	9-30-08	12-23-08
John Neafsey	3-29-07	6-29-07	9-21-07	12-24-07	3-26-08	6-26-08	9-29-08	12-31-08
Angus Smith	3-28-07	6-28-07	9-28-07	12-21-07	3-25-08	6-25-08	9-26-08	12-30-08
Alec Taylor	3-27-07	6-27-07	9-27-07	12-31-07	3-24-08	6-24-08	9-25-08	12-29-08
James Lewis	3-26-07	6-26-07	9-26-07	12-28-07	3-31-08	6-23-08	9-24-08	12-26-08
Frank Mechura	3-23-07	6-25-07	9-25-07	12-27-07	3-28-08	6-30-08	9-23-08	12-24-08

Each quarterly purchase will be equal to $4,725 worth of Common Stock for all directors except Mr. Neafsey, who will make quarterly purchases equal to $7,500 worth of Common Stock, in each case net of brokerage commissions.